                                                                Exhibit (10)(ii)

                                SECOND AMENDMENT
                                OF THE RESTATED
                           NORTHERN TRUST CORPORATION
                           SUPPLEMENTAL PENSION PLAN

     WHEREAS, the Northern Trust Corporation (the "Corporation") sponsors the Restated Northern Trust Corporation Supplemental Pension Plan (the "Plan"); and

     WHEREAS, pursuant to Section 6.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

     WHEREAS, the Corporation deems it advisable to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1.  A new Section 1.9(d) shall be added to the Plan, as follows:

     (d) In the event the Participant is entitled to additional age and/or service credit under the Plan pursuant to an Employment Security Agreement, such additional credit will be taken into account in calculating the Modified Pension Benefit only for purposes of determining whether the Participant is treated as having attained Early Retirement Age or Normal Retirement Age, and shall not otherwise affect the calculation of the Participant's Modified Pension Benefit. If, as a result of such additional credit, the Participant is treated as having attained Early Retirement Age, the reduction in the Accrued Benefit for early commencement will equal 1/2 of 1% for each month the Participant's benefit commencement date under the Plan precedes his or her attainment of age 62 (without regard to any such additional age credit).

     This Second Amendment to the Plan shall be effective from and after September 25, 2001.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of this September 25, 2001.



                                  NORTHERN TRUST CORPORATION


                                  By: /s/ Marty J. Joyce, Jr.
                                      ---------------------------
                                  Name:  Marty J. Joyce, Jr.
                                  Title: Senior Vice President

                                       2